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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934, (Amendment No.           )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                 DSL.NET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3) Filing Party:

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(4) Date Filed:

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

                                 DSL.NET, INC.

                                                                  April 26, 2001

Dear Stockholder:

   You are invited to attend the annual meeting of stockholders of DSL.net, Inc., to be held at 10:00 a.m., eastern time, on Wednesday, May 23, 2001, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611.

   Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting.

                                          Cordially,

                                          David F. Struwas
                                          Chairman of the Board and Chief
                                           Executive Officer

                                 DSL.NET, INC.

                              545 Long Wharf Drive
                              New Haven, CT 06511
                                 (203) 772-1000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

TO THE STOCKHOLDERS OF DSL.net, INC.:

   NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DSL.net, Inc., a Delaware corporation (the "Company"), will be held on May 23, 2001, at 10:00 a.m., eastern time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, for the following purposes:

     1. To elect two members of the board of directors to serve for three-year terms as Class I directors, each director to serve for such term or until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.

     2. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2001.

     3. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

   Only stockholders of record at the close of business on April 19, 2001, the record date fixed by the board of directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          Stephen Zamansky
                                          Secretary

New Haven, Connecticut
April 26, 2001

                               ----------------

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                                 DSL.NET, INC.
                              545 Long Wharf Drive
                              New Haven, CT 06511

                                PROXY STATEMENT

                                                                  April 26, 2001

   This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the annual meeting of stockholders of DSL.net, Inc. to be held at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, on May 23, 2001, at 10:00 a.m., eastern time, and any adjournments thereof. DSL.net's 2000 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy were first sent or given to stockholders on or about April 26, 2001.

   The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by your board of directors as the close of business on April 19, 2001. As of that date, 64,779,468 shares of common stock, par value $.0005 per share, of DSL.net were outstanding and entitled to vote at the annual meeting. Holders of DSL.net common stock are entitled to cast one vote for each share held of record at the close of business April 19, 2001 on each matter submitted to a vote at the annual meeting.

   Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of DSL.net, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of DSL.net. With respect to the election of directors, any stockholder submitting a proxy has a right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of directors, the stockholders will consider and vote upon a proposal to ratify the selection of the firm of PricewaterhouseCoopers LLP as DSL.net's auditors for the fiscal year ending December 31, 2001. Where a proxy is properly signed and returned without indicating any voting instructions regarding the foregoing matters, the shares represented by the proxy will be voted FOR the proposal.

   A majority in interest of the outstanding shares of DSL.net common stock entitled to vote and represented at the annual meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote and voting on the matter at the annual meeting. On all other matters being submitted to stockholders, an affirmative vote of at least a majority of the shares present, or represented by proxy, entitled to vote and voting at the annual meeting is required for approval. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

   The DSL.net board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

   The cost of the solicitation of DSL.net stockholders will be borne by DSL.net.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding beneficial ownership of our common stock as of March 31, 2001, by:

     . each person known by us to be the beneficial owner of more than 5% of our common stock;

     .  each named executive officer in the Summary Compensation Table below;

     .  each of our directors; and

     .  all executive officers and directors as a group.

   Unless otherwise noted below, the address of each person listed on the table is c/o DSL.net, Inc., 545 Long Wharf Drive, New Haven, CT 06511, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock issuable by us to a person pursuant to options or warrants which may be exercised within 60 days after March 31, 2001 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                        Beneficially Percent of
                                                           Owned       Class
                                                        ------------ ----------
   David F. Struwas...................................    3,731,100     5.76%
   Keith Markley (1)..................................      189,583        *
   Raymond C. Allieri (2).............................      647,625        *
   Alan A. Bolduc (3).................................      366,540        *
   John M. Jaser......................................    1,961,374     3.03
   Walter Keisch......................................            0        *
   Barry Winkle (4)...................................            0        *
   Stephen Zamansky (5)...............................      216,486        *
   Robert Gilbertson (6)..............................      579,300        *
   James D. Marver (7)................................   22,089,363    34.10
   William J. Marshall (8)............................   22,289,313    34.41
   William Seifert (9)................................      188,664        *
   Paul K. Sun........................................    1,814,330     2.80
     350 Huntington Street
     Shelton, CT 06484
   The VantagePoint Entities (10).....................   21,956,063    33.85
     1001 Bayhill Drive, Suite 100
     San Bruno, CA 94066
   All executive officers and directors as a group (12
    persons) (11).....................................   32,117,615    48.30%

--------
 *Indicates less than 1%.
(1) Includes 189,583 shares held by Mr. Markley issuable in connection with options that are exercisable within 60 days after March 31, 2001.
(2) Includes 392,747 shares held by Mr. Allieri issuable in connection with options that are exercisable within 60 days after March 31, 2001.
(3) Includes 366,540 shares held by Mr. Bolduc issuable in connection with options that are exercisable within 60 days after March 31, 2001.
(4) As of September 2000, Mr. Winkle ceased to be employed by DSL.net. All options that were issued to him have expired.

(5) Includes 216,080 shares held by Mr. Zamansky issuable in connection with options that are exercisable within 60 days after March 31, 2001.
(6) Includes 333,250 shares held by Mr. Gilbertson issuable in connection with options that are exercisable within 60 days after March 31, 2001.
(7) Includes shares beneficially owned by the VantagePoint entities as set forth in footnote 10. Mr. Marver is a member of the general partner of each of the VantagePoint entities. Mr. Marver may be deemed to share voting and investment power with respect to such shares and disclaims beneficial ownership of such shares.
(8) Includes shares beneficially owned by the VantagePoint entities as set forth in footnote 10. Mr. Marshall is a member of the general partner of each of the VantagePoint entities. Mr. Marshall may be deemed to share voting and investment power with respect to such shares and disclaims beneficial ownership of such shares.
(9) Includes 133,300 shares issuable to Mr. Seifert in connection with options that are exercisable within 60 days after March 31, 2001. Mr. Seifert has executed an agreement whereby the proceeds of a sale of shares of common stock issued to him upon exercise of these options will be transferred to Prism Venture Partners II, L.P. and he therefore disclaims beneficial ownership of such shares. Includes 60 shares held by Prism Venture Partners II, L.L.C. of which Mr. Seifert is a managing member. Mr. Seifert may be deemed to share voting and investment power with respect to such shares and disclaims beneficial ownership of such shares.
(10) Includes 6,781,164 shares and warrants to purchase 27,770 shares held by VantagePoint Venture Partners 1996, L.P., of which VantagePoint Associates, L.L.C. is the general partner. Also includes 13,562,330 shares and warrants to purchase 55,544 shares held by VantagePoint Communications Partners, L.P., of which VantagePoint Communications Associates, LLC is the general partner, and 1,529,255 shares held by VantagePoint Venture Partners III(Q), L.P., of which VantagePoint Venture Associates III, L.L.C. is the general partner.
(11) See Notes 1 through 10. Also includes shares owned by executive officers and shares issuable to executive officers in connection with options which are exercisable within 60 days after March 31, 2001.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

   Our board of directors met 19 times and took action by written consent three times during the fiscal year ended December 31, 2000. Each of the directors attended at least 75% of the aggregate of all meetings of the board of directors and all committees of the board of directors on which he then served held during fiscal 2000.

   Our compensation committee consists of Messrs. Gilbertson and Seifert. The compensation committee is responsible for developing executive compensation policies and advising your board of directors with respect to such policies and administers our stock plans, including our 1999 Stock Plan and our 1999 Employee Stock Purchase Plan. All decisions of the compensation committee are currently subject to the review and approval of the board of directors. The compensation committee met 11 times and did not act by written consent during fiscal 2000.

   Our audit committee consists of Messrs. Gilbertson, Marshall and Seifert. It is responsible for reviewing the financial reports and other financial information provided by DSL.net to you or to the general public; reviewing the adequacy of DSL.net's internal controls, the independence of DSL.net's independent auditor, and DSL.net's process of compliance with laws and any codes of conduct adopted by DSL.net; and periodically reviewing DSL.net's processes for producing financial data and identifying and key business, financial and other risks. Our audit committee must report to the board of directors when asked to do so. The audit committee met four times and did not act by written consent during fiscal 2000.

   Our nominating committee, which was responsible for nominating the directors elected at the 2000 annual meeting of stockholders, consisted of Messrs. Struwas and Marver. The nominating committee met one time and did not act by written consent during fiscal 2000.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

   Pursuant to our Amended and Restated Certificate of Incorporation, you will elect two Class I directors. Each director will be elected for a three-year term. Each nominee is currently serving as a Class I director and was nominated for reelection by the board of directors at a meeting held on March 28, 2001. Each director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The directors are elected by a plurality of votes cast by stockholders. Beginning June 14, 2001, except in limited circumstances, all issuers who are listed on the Nasdaq Stock Market will be required to have three directors who qualify as "independent directors" as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. We currently have only two directors, Messrs. Gilbertson and Seifert, that qualify as independent directors. The board of directors is currently conducting a search for an independent board member. Pursuant to our Amended and Restated Certificate of Incorporation, the board of directors has the power to increase the size of the board, to apportion the newly created directorship among the three classes of directors so as to ensure that no one class has more than one director more than any other class and to fill the vacancy created by an increase in the size of the board by a vote of a majority of the directors then in office.

   The nominees for Class I directors are William Seifert and Paul K. Sun. Shares represented by all proxies received by the DSL.net board of directors and not so marked as to withhold authority to vote for any individual nominee (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of all the nominees named above (unless one or more nominees are unable or unwilling to serve). The board of directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

Occupations of Directors and Officers

   Set forth below is information relating to the directors and executive officers as of April 26, 2001:

   Name                                Age                 Position
   ----                                ---                 --------
   David F. Struwas...................  52 Chairman of the Board, Class III
                                           Director, Chief Executive Officer and
                                           Treasurer
   Keith Markley......................  42 President and Chief Operating Officer
                                           Senior Vice President, Sales and
   Raymond C. Allieri.................  41 Marketing
   Alan A. Bolduc.....................  46 Vice President, Business Operations
   John M. Jaser......................  41 Vice President, Technology
   Walter Keisch......................  56 Vice President, Finance
                                           Vice President, General Counsel and
   Stephen Zamansky...................  31 Secretary
   Robert Gilbertson(1)(2)............  59 Class II Director
   William J. Marshall(1).............  45 Class II Director
   James D. Marver....................  50 Class III Director
   William Seifert(1)(2)..............  51 Class I Director
   Paul K. Sun........................  41 Class I Director

--------
(1) Member of the audit committee
(2) Member of the compensation committee

   David F. Struwas has served as a director and our Chief Executive Officer since January 1999 and as Chairman of the Board of Directors since November 2000. Mr. Struwas also served as our President from November 1998 until November 2000. From January 1997 to August 1998, Mr. Struwas was a General Manager for Brooks Fiber-Worldcom. From May 1980 to January 1997, Mr. Struwas held various positions at Southern New England Telephone, most recently as Director of Marketing.

   Keith Markley has served as President and Chief Operating Officer since November 2000. From July 1998 to November 2000, Mr. Markley served as President, Eastern Region of Covad Communications, Inc. From June 1997 to June 1998, Mr. Markely served as the General Manager of New England Fiber Communications, Inc., a facilities CLEC which was a joint venture between Brooks Fiber Properties and CMP Communications. From June 1996 to June 1997, Mr. Markley served as the District Manager of Advanced Radio Telecommunications, Inc., a wireless broadband communications company. From June 1994 to June 1996, Mr. Markley was a Principal and Consultant for Connecticut Research, a strategic and management consulting company.

   Raymond C. Allieri has served as Senior Vice President, Sales and Marketing since June 1999. From 1988 to 1999, Mr. Allieri held various positions at MCI WorldCom Communications Corporation, most recently as Senior Vice President, Local Market Strategy and Development.

   Alan A. Bolduc has served as Vice President, Business Operations since November 1998. From June 1998 to November 1998, Mr. Bolduc was Managing Director of Cablevision Lightpath of CT, Inc., a competitive carrier subsidiary of Cablevision. From January 1995 to May 1998, he was a General Manager at Brooks Fiber Communications of CT, Inc.

   John M. Jaser has served as Vice President, Technology since May 1999. Mr. Jaser served as our President from March 1998 to November 1998 and was responsible for business development from November 1998 to May 1999. From January 1992 to March 1998, Mr. Jaser was the President and Chief Executive Officer of FutureComm, Inc., a consulting firm specializing in network planning, architecture and design.

   Walter Keisch has served as Vice President, Finance since March 2001. From January to March 2001, he was our Corporate Controller. From July 2000 to December 2000, Mr. Keisch served as Chief Financial Officer for a start-up e-business unit of GE Capital Real Estate. From December 1997 to October 1999 he served as Vice President of Finance, Chief Financial Officer and Secretary for E-Sync Networks, Inc., an e-business service provider. From February 1990 to July 1997 he served as Controller at Textron Lycoming/Allied Signal Aerospace, Engines Division, a gas turbine engine manufacturer.

   Stephen Zamansky has served as Vice President, General Counsel and Secretary since May 1999. From August 1997 to May 1999, Mr. Zamansky was an attorney at Day, Berry & Howard LLP. From October 1995 to August 1997, he was an attorney at Sullivan & Cromwell.

   Robert Gilbertson has served as a director since January 1999. Mr. Gilbertson has served as a consulting venture partner at Sprout Group, a venture affiliate of Credit Suisse First Boston, since October 1999. In addition, Mr. Gilbertson has served as Chairman of the board of directors of Network Computing Devices, Inc. since August 31, 1999 and as President and Chief Executive Officer from May 1996 to August 31, 1999. From April 1996 to April 1997, Mr. Gilbertson also served as Chairman of Avidia Systems Inc. From January 1992 to May 1996, Mr. Gilbertson served as President and a director of CMX Systems, Inc., a manufacturer of precision measurement and positioning products.

   William J. Marshall has served as a director since January 1999. Mr. Marshall has been a Managing Partner at VantagePoint Venture Partners since 1998 and served as Senior Advisor from 1996 to 1998. From 1986 to 1997, Mr. Marshall was Senior Managing Director and Chief Technology Officer of the Communications Technologies Group at Bear Stearns & Co. Inc. Mr. Marshall is a Co-Founder of the ATM Forum and was also a Board member of the Securities Industry Association Technology Committee.

   James D. Marver has served as a director since April 1999. Mr. Marver has been a Managing Partner at VantagePoint Venture Partners since co-founding the firm in 1996. From 1988 to 1996, Mr. Marver was Senior Managing Director and Head of the Global Technology Group at Bear Stearns & Co. Inc., as well as Head of the San Francisco Investment Banking office. Mr. Marver earned a B.A. from Williams College and Ph.D. from the University of California at Berkeley.

   William Seifert has served as a director since April 1999. Mr. Seifert has been a General Partner of Prism Ventures Partners since October 1998. From November 1997 to October 1998, Mr. Seifert was a consultant and private investor. Mr. Seifert founded Agile Networks, Inc. in November 1991 and served as its Chief Executive Officer until November 1997. Previously, he was a founder and Chief Technology Officer of Wellfleet Communications, and a founder of Interlan, Inc. Mr. Seifert was a director of Digital Lightwave, Inc. from April 1997 to October 2000.

   Paul K. Sun has served as a director since January 1999. Mr. Sun has been the Chairman, Chief Executive Officer and President of Motia, Inc., a wireless communications company, since November 2000. Mr. Sun served as Chairman of our board of directors from February 1999 until November 2000. In addition, he also served as Chief Technology Officer from December 1998 to November 2000. From February 1997 to December 1998, Mr. Sun was a Director at PairGain Technologies, Inc. From December 1995 to February 1997, he was President and Chief Executive Officer of Avidia Systems, Inc., an ATM switch vendor, which was acquired by PairGain Technologies, Inc. in February 1997. From 1989 to 1995, Mr. Sun held various positions at TranSwitch Corporation, a now-public telecommunications-oriented semiconductor company, most recently as Manager of ATM Development.

      COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Summary Compensation Table

   The following summary compensation table sets forth the total compensation paid or accrued for the 2000 fiscal year for our named executive officers, including our Chief Executive Officer, the four other most highly compensated executive officers who were serving as of December 31, 2000, and one individual would have been one of our four most highly compensated officers had he served as an officer on December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                              Long Term Compensation
                                                              -----------------------
                                                   Restricted Securities  All Other
   Name and Principal                                 Stock   Underlying Compensation
        Position         Year Salary ($) Bonus ($)  Award(s)   Options       ($)
   ------------------    ---- ---------- --------- ---------- ---------- ------------
David F. Struwas........ 2000  $192,308       --       --            --        --
 Chairman of the Board,
  Chief                  1999  $123,244       --       --            --    $44,585(1)
 Executive Officer and
  Treasurer              1998  $ 29,867  $ 35,000      --            --    $ 6,682(2)
Keith Markley........... 2000  $ 26,923  $150,000      --     $1,300,000       --
 President and Chief
  Operating
 Officer
Raymond C. Allieri...... 2000  $140,506       --       --            --    $67,306(3)
 Senior Vice President,
  Sales and              1999  $ 89,450  $ 45,000      --     $  933,100       --
 Marketing
Alan A. Bolduc ......... 2000  $125,000       --       --            --        --
 Vice President,
  Business               1999  $116,042       --       --     $  506,540       --
 Operations              1998  $ 15,833       --       --            --        --
Stephen Zamansky........ 2000  $136,347       --       --     $   80,000       --
 Vice President, General 1999  $ 65,192  $ 30,000      --     $  239,960       --
 Counsel and Secretary
Barry Winkle(4) ........ 2000  $142,692       --       --     $  750,000       --
 Chief Operating Officer

--------
(1) Consists of an amount equal to the fair market value of common stock, as determined by your board of directors, awarded in March 1999, plus an amount equal to taxes due on such amount. Based upon subsequent events such as the issuance of our Series C preferred stock (which later converted into common stock in connection with our initial public offering in October
    1999) we have recorded noncash stock compensation expense of $602,587 relating to these shares of common stock.
(2) Consists of an amount equal to the fair market value of common stock, as determined by your board of directors, purchased in December 1998 in exchange for a promissory note. The note was subsequently cancelled in full satisfaction of our obligation to pay additional compensation under an agreement entered into in December 1998. Based on subsequent events, we have recorded noncash stock compensation expense of $895,363 relating to these shares of common stock.
(3) Consists of an amount paid to Mr. Allieri for reimbursement of relocation expenses.
(4) As of September 2000, Mr. Winkle ceased to be employed by DSL.net.

Option Grants in Last Fiscal Year

   The following table provides information concerning grants of options to purchase common stock made during the period from January 1, 2000 through December 31, 2000 to the named executive officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                         Number of                 Exercise
                         Securities    Options     Price or                Potential Net
                         Underlying   Granted to     Base                Realizable Value(4)
                          Options     Employees     Price   Expiration ----------------------
Name                      Granted   in Fiscal Year   ($)       Date        5%         10%
----                     ---------- -------------- -------- ---------- ---------- -----------
David F. Struwas........       --         --           --         --          --          --
Keith Markley(1)........ 1,300,000      21.16%     $ 2.781   10/30/10  $2,273,643 $ 5,761,857
Raymond C. Allieri......       --         --           --         --          --          --
Alan A. Bolduc..........       --         --           --         --          --          --
Barry Winkle(2).........   600,000       9.77%     $22.750    3/23/10  $4,009,203 $10,160,108
Barry Winkle(2).........   150,000       2.44%     $10.625    5/16/10  $2,146,102 $ 5,438,646
Stephen Zamansky(3).....    80,000       1.30%     $ 4.000    9/26/10  $  201,246 $   509,998

--------
(1) These options become exercisable with respect to 1/48 of the total monthly over 48 months, beginning November 30, 2000.
(2) As of September 2000, Mr. Winkle ceased to be employed by DSL.net. All options that were issued to him have expired.
(3) These options become exercisable with respect to 25% of the total number of such shares on September 26, 2001. Thereafter, 1/48 of the total number of such shares monthly over the next 36 months.
(4) We recommend caution in interpreting the financial significance of the figures representing the potential realizable value of the stock options. Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do no reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no guarantee that the market value of the common stock will reflect the rates of appreciation assumed in this table at the time that the options are exercisable.

Option Exercises and Fiscal Year End Values

   The following table sets forth information regarding option exercises by each of the named executive officers during the fiscal year ended December 31, 2000, and the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2000:


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     Number of Securities            Value of Unexercised
                         Underlying                 Underlying Unexercised          In-the-Money Options at
                           Shares                Options at December 31, 2000        December 31, 2000(1)
                         Acquired on    Value    -------------------------------   -------------------------
  Name                    Exercise   Realized($)  Exercisable     Unexercisable    Exercisable Unexercisable
  ----                   ----------- ----------- -------------   ---------------   ----------- -------------
David F. Struwas........       --         --                 --                --        --          --
Keith Markley...........       --         --              54,167         1,245,833       --          --
Raymond C. Allieri......   233,275      1,423            202,308           497,517  $  1,234      $3,035
Alan Bolduc.............   100,000     49,370            406,540               --   $143,715         --
Stephen Zamansky........       --         --             216,080           103,880  $ 21,979         --
Barry Winkle(2).........       --         --             175,000               --        --          --

--------
(1) Value is based on the difference between the option exercise price and $0.5312, the fair market value of our common stock on December 29, 2000, the last trading day for the fiscal year ended December 31, 2000, multiplied by the number of shares of common stock underlying the options.
(2) As of September 2000, Mr. Winkle ceased to be employed by DSL.net. All options that were issued to him have expired.

                               BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

Introduction

   The compensation committee of the board of directors is responsible for developing executive compensation policies and advising your board of directors with respect to such policies, and administering our stock option plans and our employee stock purchase plan. Robert Gilbertson and William Seifert, both non-employee directors, are currently the members of the compensation committee. The committee's goal is to create and implement a compensation program which will attract and retain talented executives and provide incentives to management to enhance DSL.net's performance by basing a significant portion of annual and long-term compensation on performance. All decisions of the compensation committee are currently subject to the review and approval of your board of directors.

Executive Compensation Program

   DSL.net's executive compensation program consists of two elements: salary and equity interests in the form of restricted stock or stock options. In addition, the board of directors approved the payment of bonuses in limited circumstances during fiscal 2000. This program applies to DSL.net's key management positions, including the position of chief executive officer. All of DSL.net's executives also are eligible for employee benefits offered to all DSL.net employees, including life, health, disability and dental insurance, and DSL.net's 401(k) profit sharing plan and the DSL.net employee stock purchase plan.

   Salary. The compensation committee reviews and approves cash compensation for the chief executive officer and all other executive officers' salaries. The compensation committee's policy is to establish base salaries after considering amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of DSL.net. In addition, the base salaries take into account DSL.net's performance relative to comparable companies.

   The salary compensation of the executive officers is based upon their qualifications, experience and responsibilities, as well as on the attainment of planned objectives. The chief executive officer makes recommendations to the compensation committee regarding executive compensation levels. During 2000, the chief executive officer made recommendations for salary increases for the other executive officers, and the compensation committee and the board of directors approved salary increases ranging from 15% to 50% to three of DSL.net's executive officers.

   Equity Interests. Executives are eligible to receive stock option grants or other stock awards under DSL.net's 1999 Stock Plan. This program is designed to provide long-term performance and retention incentives for top management and other employees. An executive's participation in this program is determined by the compensation committee, subject to approval by the board of directors.

   Executives participating in the 1999 Stock Plan receive stock option grants in amounts determined by the compensation committee and approved by the board of directors. The stock options granted to executives under the 1999 Stock Plan have an exercise price equal to the fair market value of DSL.net's common stock at the time of grant. Generally, options granted are exercisable as to 25% of the total number of option shares on the one-year anniversary of the date of grant of the options or the employee's start date, and monthly thereafter become exercisable as to 1/48 of the total number of option shares.

   Bonuses. DSL.net did not have an established bonus plan in fiscal 2000. At the discretion of the compensation committee, subject to approval by the DSL.net board of directors, bonuses were paid to certain executives in recognition of the executive's performance and in connection with the recruitment of the executive.

Chief Executive Officer's Compensation

   Mr. Struwas' compensation for fiscal 2000 was determined in accordance with the executive compensation program described above.

   Salary.  Mr. Struwas received $192,308 in salary during fiscal 2000.

   Equity Interests. Mr. Struwas holds 3,731,100 shares of DSL.net common stock, 446,536 of which are subject to our right to repurchase, which right terminates monthly through March 15, 2002. No additional equity based awards were granted to Mr. Struwas in 2000.

   Bonus. Mr. Struwas did not receive a bonus in fiscal 2000.

   Mr. Struwas's total compensation for fiscal 2000 is set out in detail in the Summary Compensation Table above.

Compliance with Internal Revenue Code Section 162(m)

   In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, DSL.net cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. DSL.net has considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is DSL.net's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).

                      BOARD OF DIRECTORS OF DSL.NET, INC.

                                David F. Struwas
                               Robert Gilbertson
                              William J. Marshall
                                James D. Marver
                                William Seifert
                                  Paul K. Sun

Certain Relationships and Related Transactions

   In November 2000, DSL.net entered into an agreement with Noochee Solutions, Inc. providing for the licensing of certain software to DSL.net and settling certain matters pertaining to an earlier agreement regarding the licensing and implementation of components of an operations support system by Noochee. Amounts paid under these agreements were approximately $563,000 in 1999 and $62,000 in 2000. Two stockholders of DSL.net, VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners, L.P., in the aggregate, owned in excess of 5% of the capital stock of Noochee. Mr. Marshall and Mr. Marver, affiliates of VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners, L.P., are also members of our board of directors. In addition, Mr. Marver was a director of Noochee during portions of fiscal 2000.

Compensation Committee Interlocks and Insider Participation

   The compensation committee of our board of directors, which consists of Messrs. Gilbertson and Seifert, reviewed salaries and incentive compensation for our executive officers during fiscal 2000. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers served as a director or member of our compensation committee.

Compensation of Directors

   During the fiscal year ended December 31, 2000, directors received no cash compensation for their services as directors, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings.

                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE REPORT

   The DSL.net, Inc. board of directors' audit committee is comprised of Robert Gilbertson, William J. Marshall and William Seifert. The members are not officers or employees of DSL.net and, other than being directors of DSL.net, Messrs. Gilbertson and Seifert are considered independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The board has determined that Mr. Marshall is not independent under this rule, because he is a general partner of several venture capital entities which in the aggregate own beneficially more than 20% of our outstanding securities. The board of directors has adopted a written charter of the audit committee, a copy of which is attached as Appendix A to this proxy statement.

   The audit committee held seven meetings during 2000 and the first quarter of 2001. During four of these meetings, the audit committee reviewed the audited financial statements of DSL.net and discussed them with management and with PricewaterhouseCoopers LLP, DSL.net's independent public accountants. The audit committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The audit committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and this information was discussed with PricewaterhouseCoopers LLP.

   Based on its review of the financial statements and these discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in DSL.net's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

           Audit Committee of the Board of Directors of DSL.net, Inc.

                               Robert Gilbertson
                              William J. Marshall
                                William Seifert

                            STOCK PERFORMANCE GRAPH

   The following graph compares the monthly change in the cumulative total stockholder return on DSL.net's common stock during the period from our initial public offering (October 6, 1999) through December 31, 2000, with the cumulative total return on (i) the Nasdaq Stock Market and (ii) the Nasdaq Telecommunications Index. The comparison assumes that $100 was invested on October 6, 1999 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

              COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN AMONG
             DSL.NET INC., THE NASDAQ MARKET INDEX, AND THE NASDAQ
                        TELECOMMUNICATIONS INDEX (1)(2)



                              [GRAPH APPEARS HERE]
DSL.NET INC

                                                                                   Cumulative Total Return
                          -----------------------------------------------------
--------------------------------------------------
                           10/6/99   10/99    11/99    12/99    1/00     2/00     3/00     4/00    5/00    6/00    7/00    8/00
DSL.NET, INC.               100.00  128.33   251.67   192.51   279.17   373.33   294.17   133.33   84.17  137.51   65.84   81.67
NASDAQ STOCK MARKET (U.S.)  100.00  103.76   116.38   141.98   136.73   162.72   159.37   134.05  117.88  138.56  131.06  146.55
NASDAQ TELECOMMUNICATIONS   100.00  113.02   120.42   139.04   138.62   152.07   147.81   120.43  100.72  116.58  103.89  105.69
----------------------------------
  9/00    10/00    11/00   12/00
 40.84    35.00    14.17    7.08
127.52   116.99    90.19   85.45
 93.38    81.54    59.41   59.80

-------
(1) Prior to October 6, 1999, our common stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of DSL.net under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but DSL.net is not responsible for any errors or omissions in such information.

                                  PROPOSAL II

                     RATIFICATION AND SELECTION OF AUDITORS

   The board of directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2001. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the independent public accountants of DSL.net is not required under Delaware law or under our Amended and Restated Certificate of Incorporation or our Amended and Restated By-Laws. If you do not ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of DSL.net for the fiscal year ending December 31, 2001, the board of directors will evaluate what would be in the best interests of DSL.net and you and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before considering changing independent public accountants. The board of directors recommends a vote FOR the ratification of this selection.

Audit Fees

   For the fiscal year ending December 31, 2000, the aggregate fees billed for professional services for the audit of our annual financial statements and the review of each of the financial statements included in our quarterly reports on Form 10-Q for fiscal year 2000 were $350,000.

Financial Information Systems Design and Implementation Fees

   For the fiscal year ended December 31, 2000, we incurred no fees from our independent public accountants for the operation of, or the supervision of the operation of, our financial information systems or our local area network or for the design or implementation of the hardware or software systems used to process information that is significant to our financial statements.

All Other Fees

   In addition to the fees enumerated in the paragraphs above, we were billed an additional $876,000 for services rendered to us by our independent public accountants during the fiscal year ended December 31, 2000. The audit committee has determined that the provision of these services by PricewaterhouseCoopers, LLP is compatible with the accountants' independence.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of DSL.net must be received at our principal executive offices not later than December 24, 2001. The deadline for providing timely notice to DSL.net of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of DSL.net is March 12, 2002. DSL.net may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received prior to March 12, 2002. In order to curtail controversy as to the date on which a proposal was received by DSL.net, it is suggested that proponents submit their proposals by Certified Mail--Return Receipt Requested.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires DSL.net's directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish DSL.net with copies of all such filings. Based solely on our review of copies of such filings received with respect to the fiscal year ended December 31, 2000 and written representations from certain persons, DSL.net believes that all such persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000.

                           EXPENSES AND SOLICITATION

   The cost of solicitation of proxies will be borne by DSL.net, and, in addition to soliciting stockholders by mail, the directors, officers and other employees of DSL.net may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by directors, officers and other employees of DSL.net may also be made of some stockholders of DSL.net in person or by mail, telephone or telegraph following the original solicitation. DSL.net may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of stock of DSL.net held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. DSL.net may also retain an independent proxy solicitation firm to assist in the solicitation of proxies. If such a firm is retained, DSL.net will pay such firm a fee, plus reimbursement of reasonable costs and expenses.

                                 OTHER BUSINESS

   The board of directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                                                                      Appendix A
                                 DSL.NET, INC.

                            AUDIT COMMITTEE CHARTER

Purpose

   The purpose of the Audit Committee is to support the oversight function of the Board of Directors of the Company over the Company's accounting and financial reporting practices. The Audit Committee shall perform this function by reviewing the financial reports and other financial information provided by the Company to the Company's stockholders or to the general public, and through the periodic review of the Company's processes for producing financial data and identifying and controlling key business, financial and other risks. The Audit Committee shall also review the adequacy of the Company's internal controls, the independence of its independent auditor, and its process for compliance with laws and any codes of conduct adopted by the Company.

Membership

   The Audit Committee shall consist of such number of members of the Board of Directors of the Company as shall be designated by the Board from time to time, but in no event shall the Audit Committee consist of fewer than three members. All members of the Audit Committee shall be competent to perform the responsibilities and duties of the Audit Committee and shall, without limiting the generality of the foregoing, be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have accounting or related financial management expertise pursuant to past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). The Chairperson of the Audit Committee shall be selected by the Board of Directors. None of the members of the Audit Committee shall be an employee or officer of the Company or any of its subsidiaries, nor shall any member of the Audit Committee have been so employed within the three years preceding appointment to the Audit Committee. In addition, each member of the Audit Committee shall be independent of management of the Company and shall be free from any relationship that, in the opinion of the Board of Directors of the Company, would interfere with the exercise of independent judgement by such Committee member in carrying out the responsibilities of a director or would cause such Audit Committee member to fall outside the definition of an "independent director" contained in the then-current listing standards of The Nasdaq Stock Market, Inc.

Functions and Power

   The Audit Committee shall:

   Independent Auditor

  1. Have ultimate authority and responsibility, together with the Board of Directors, to select, evaluate and, where appropriate, replace the Company's independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement);

  2. Instruct the independent auditor that the independent auditor shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the Company's shareholders;

  3. Review the independent auditor's compensation, the proposed term of its engagement, and its independence;

  4. Ensure that the Audit Committee receives annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard 1, assess the effect of any such relationships on such auditor's objectivity and independence (including actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor), and otherwise take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditor;

  5. Review the scope and results of each independent audit of the Company, the reports of the audit, any related management letter, and management's responses to recommendations made by the independent auditor in connection with the audit;

  6. Meet periodically with the independent auditor (in no event less frequently than twice annually), as appropriate, without members of management present;

  7. Review and assess the adequacy of the Company's consideration and implementation of recommendations of the independent auditor;

   Internal Auditor

  8. Review the appointment and replacement of the senior internal auditing executive or other employees performing such function;

  9. Periodically review the adequacy of the organizational structure and qualifications of the internal audit staff, and annually review the performance of the senior internal auditing executive or other employees performing such function;

  10. Review the annual audit plan of the internal audit department and review the results of audits that are material to the Company's system of internal control and management's responses to those reports;

  11. Meet periodically with the senior internal audit executive or other employees performing such function, as appropriate, without other members of management present;

  12. Review and assess the adequacy of the Company's consideration and implementation of recommendations of the internal auditing staff;

   Financial Reporting

  13. Review and assess the adequacy of the Company's quarterly and annual financial reports, including management's discussion and analysis, any certification, report, opinion, or review rendered by the independent auditor in connection therewith, and any communications required by professional standards between the independent auditor and the Audit Committee, prior to the public release of such information;

  14. Meet with management and the independent auditor to discuss the financial statements and the results of any audit or review, and consider management's handling of proposed adjustments identified by the independent auditor and the internal auditing staff;

  15. Consider major changes and management's elections regarding the appropriate accounting principles and practices to be used in the preparation of the Company's financial statements and related financial reports;

  16. Review with financial management and the independent auditor their qualitative judgments about the appropriateness, not just acceptability, of accounting principles, estimates and financial disclosure practices used in the preparation of the Company's financial statements and other public reports;

  17. Review the process by which management develops and summarizes periodic financial information, the extent of internal audit involvement, and the extent to which the independent auditors review interim financial information; and obtain explanations from management and from the internal and independent auditors on such material matters as the Audit Committee deems necessary or appropriate to confirm that the Company's financial statements are adequate and contain adequate and appropriate disclosures;

  18. Review with financial management and the independent auditor significant risks and exposures and the plans to minimize such risks;

   Internal Control Structure

  19. Consider, in consultation with the Company's financial management, the independent auditor and the senior internal auditing executive (or other employees performing such function), the adequacy of the Company's internal controls;

  20. Review the system for monitoring the Company's compliance with laws and regulations and the results of management's investigation of, and action taken in connection with, any fraudulent acts or accounting irregularities;

   Other

  21. Serve as the channel of communication between the independent auditor and the Board of Directors, and between the senior internal auditing executive (or other employees performing such function) and the Board of Directors;

  22. Review the policies and procedures in effect for considering officers' expenses and perquisites;

  23. Inquire into any other financial matters not set forth above which the Audit Committee in its judgement determines to be necessary, by either investigating such matter on its own, referring such matter to the Board of Directors or requesting management of the Company to conduct an appropriate investigation;

  24. Annually review and reassess the adequacy of this charter and revise it as conditions dictate;

  25. Review with the Company's counsel such legal matters as the Audit Committee deems advisable for the purpose of carrying out the duties set forth herein;

  26. Approve the minutes of all meetings of the Audit Committee;

  27. Report regularly to the Board of Directors on matters within the scope of the Audit Committee as well as any special problems that merit the attention of the Board of Directors; and

  28. Perform such other duties as the Board of Directors may from time to time assign to it.

                                 DSL.NET, INC.

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 23, 2001

    The undersigned hereby appoints David F. Struwas and Stephen Zamansky, and each of them singly, proxies, with full power of substitution to vote all shares of stock of DSL.net, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of Stockholders of the Company to be held on Wednesday, May 23, 2001, at 10:00 a.m. Eastern time, at the Trumbull Mariott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and at any adjournments thereof, upon matters set forth in the Notice of annual meeting of Stockholders and Proxy Statement dated April 26, 2001, a copy of which has been received by the undersigned.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                ----------------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                ----------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                                 DSL.NET, INC.

                                 MAY 23, 2001

                Please Detach and Mail in the envelope provided


[X] Please mark your
    votes as in this
    example.



                 FOR all nominees            WITHHOLD
              listed at right (except        AUTHORITY
                 as marked to the      to vote for all nominees
                  contrary below)         listed at right

1. ELECTION
   OF                  [_]                      [_]
   DIRECTORS

INSTRUCTIONS: to withhold authority to vote for any individual nominee print that nominee's name on the space provided below)


---------------------------------------------


NOMINEES:
To elect two members to the board of directors to serve for three-year terms as Class I Directors:
        William Seifert
        Paul K. Sun

                                               FOR     AGAINST    ABSTAIN
2. To ratify the selection of the firm of      [_]       [_]        [_]
PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2001.

3. To transact such other business as may properly come before the annual meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF
NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [_]

I/We will attend the annual meeting.  YES [_]     NO [_]

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE


Signature of Stockholder(s)                                   DATE          2001
                           -----------------------------------    ----------

Note: Please sign exactly as name appears above. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.